Exhibit 99.1

EEW Renewables, a Global Renewable Energy Developer, and Compass Digital Acquisition Corp. Announce Definitive Business Combination Agreement

●	EEW Renewables Ltd (“EEW” or the “Company”) is a global utility-scale renewable energy project developer across Europe and Australia with expertise across Solar PV, Battery Energy Storage System (“BESS”), and Green Hydrogen.
●	Europe and Australia remain strong markets for renewable projects given the relatively low cost of installation, ease of grid connectivity, and attractive electricity rates.
●	EEW has an established 12-year track record developing ~1.5 GW of renewable energy projects with compelling growth supported by a 9 GW project pipeline.
●	EEW has a unique opportunity to evolve from a pure play developer into an independent power producer (“IPP”), attracting recurring revenue and attractive return on invested capital with the long-term goal of achieving IPP multiples in the public markets.
●	The proposed transaction values EEW at a pre-money enterprise value of $300 million (pro forma enterprise value of $386 million, assuming $25 million total left from trust proceeds and transaction financing at $10.00 per share).

NEW YORK – September 6, 2024 – EEW Renewables Ltd, a global developer in the renewable energy industry, and Compass Digital Acquisition Corp. (Nasdaq: CDAQ) (“CDAQ”), a special purpose acquisition company, have entered into a definitive business combination agreement (the “Business Combination Agreement”).

EEW is a global utility-scale renewable energy project developer with diversified operations across Europe and Australia. Since its founding in 2012, EEW has leveraged over a decade of experience to successfully develop approximately 1.5 GW of renewable energy projects. The Company operates a streamlined platform with specialized expertise in key renewable technologies, including solar PV, BESS, and green hydrogen development.

EEW boasts a robust project pipeline totalling 9 GW, providing around 8x coverage of its 2024 sales forecast. The advanced-stage pipeline includes more than 300MW of Solar PV and over 1.5 GWh of BESS, positioning EEW to capitalize on the expanding global demand for renewable energy. The Company is strategically poised to benefit from large, growing addressable markets, driven by global climate initiatives, declining renewable energy costs, and rising energy demand.

As a pure-play developer, EEW has a natural advantage and a strategic vision to evolve into an IPP, enabling it to manage and operate select projects and capture recurring revenue. Upon closing of the transactions contemplated in the Business Combination Agreement (the “Proposed Business Combination”), the combined company is expected to list on Nasdaq, which could accelerate EEW’s growth trajectory, unlocking a multitude of new opportunities.

EEW’s existing management team, led by CEO Svante Kumlin, will continue to lead the business after this transaction.

Svante Kumlin commented: “Today’s business combination represents a significant milestone for EEW and enables us to continue to grow the business and capitalize on our significant existing project pipeline. Our team has demonstrated a strong track record of originating and developing utility-scale renewable energy projects globally and is committed to generating clean and renewable energy. This combination with CDAQ provides us with a partner that shares our vision for the future and secures our ability to continue executing our business plan. We are excited to collaborate with the CDAQ team and believe we are well-positioned to unlock new opportunities and significant value for our shareholders.”

Thomas Hennessy, CEO of CDAQ, added: “We are pleased to announce our business combination with EEW, a premier global renewable energy project developer. Given CDAQ’s exclusive focus on category-defining businesses, CDAQ is the ideal strategic partner to help EEW accelerate its growth as a Nasdaq listed company and create long-term shareholder value. We have been impressed by EEW’s strategic vision, capable team and expansive global project pipeline that should provide investors with a compelling long-term opportunity.”

Proposed Business Combination Overview

The Proposed Business Combination implies a pro forma combined enterprise value of $386 million, assuming $25 million total left from trust proceeds and transaction financing at $10.00 per share, excluding additional earnout consideration. The Proposed Business Combination is expected to deliver gross cash proceeds to EEW of approximately $25 million, through a combination of SPAC Trust proceeds and additional funding from one or more financing agreements with investors expected to be executed prior to the closing of the Proposed Business Combination.

Under the terms of the Business Combination Agreement, EEW’s existing shareholders will convert 100% of their equity ownership into the combined company and are expected to own approximately 79% of the post-combination company upon consummation of the Proposed Business Combination, inclusive of the additional earnout consideration and any third-party financing arrangements.

The Proposed Business Combination is expected to be completed in the first quarter of 2025, subject to customary closing conditions, including regulatory and CDAQ stockholder approvals. The combined public company is expected to list its common stock and warrants to purchase common stock on Nasdaq, subject to approval of its listing application. The Proposed Business Combination has been unanimously approved by the Board of Directors of both EEW and CDAQ.

Additional information about the Proposed Business Combination, including a copy of the Business Combination Agreement, will be provided in a Current Report on Form 8-K to be filed by CDAQ with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, is acting as CDAQ’s exclusive financial advisor and lead capital markets advisor. Roth Capital Partners is an exclusive financial advisor to EEW. Ellenoff Grossman & Schole LLP is serving as legal counsel to CDAQ, and Seward and Kissel LLP is serving as legal counsel to EEW. Marcum LLP is serving as auditor to EEW, Withum is serving as auditor to CDAQ, and Gateway Group is serving as investor relations advisor for the transaction.

About EEW Renewables

EEW was established by entrepreneur Svante Kumlin. It stands as a prominent independent group dedicated to developing renewable energy projects on a global scale. Historically, EEW has concentrated on the development of large scale solar photovoltaic (PV) projects. However, the company has recently expanded its focus to include solar projects coupled with battery energy storage systems (BESS). Moreover, EEW has an approximate 40% ownership in EEW H2, which focuses on developing green Hydrogen in Australia and North Africa.

Since 2012, EEW has successfully sold 24 solar PV and BESS projects totaling approximately 1.5 GW in the UK, Australia, Spain and Sweden. The group now has a global solar, BESS and green hydrogen project pipeline of approximately 9 GW spanning Europe and Australia. Headquartered in London, EEW has established projects in key locations such as the UK, Spain, Sweden, Italy, Australia and Morocco.

For additional information, please visit www.eewrenew.com

About Compass Digital Acquisition Corp.

Compass Digital Acquisition Corp. is a blank check company incorporated in the Cayman Islands on March 8, 2021. CDAQ was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. CDAQ is an early stage and emerging growth company and, as such, is subject to all risks associated with early stage and emerging growth companies.

For additional information, please visit compassdigitalspac.com

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Proposed Business Combination between EEW, CDAQ and the to be formed new public holding company (“Pubco”), including statements regarding the benefits of the Proposed Business Combination, the anticipated timing of the completion of the Proposed Business Combination, the services offered by EEW and the markets in which it operates, the expected total addressable market for the services offered by EEW, the sufficiency of the net proceeds of the Proposed Business Combination to fund EEW’s operations and business plan and EEW’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to the following risks: (i) the Proposed Business Combination may not be completed in a timely manner or at all; (ii) the Proposed Business Combination may not be completed by CDAQ’s business combination deadline, and CDAQ may fail to obtain an extension of its business combination deadline; (iii) the parties may fail to satisfy the conditions to the consummation of the Proposed Business Combination, including the adoption of the business combination agreement by the shareholders of CDAQ, the satisfaction of the minimum trust account amount following redemptions by CDAQ’s public shareholders, retaining a minimum amount of available cash and the receipt of certain governmental and regulatory approvals; (iv) an event, change or other circumstance could occur that gives rise to the termination of the business combination agreement; (v) the announcement or pendency of the Proposed Business Combination could adversely affect EEW’s business relationships, performance, and business generally; (vi) the Proposed Business Combination could disrupt EEW’s current plans and operations; (vii) legal proceedings may be instituted against EEW, CDAQ, Pubco or others related to the business combination agreement or the Proposed Business Combination; (viii) Pubco may fail to meet Nasdaq Stock Exchange listing standards at or following the consummation of the Proposed Business Combination; (ix) the parties may not be able to recognize the anticipated benefits of Proposed Business Combination, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which EEW (and following the Proposed Business Combination, Pubco) operates, variations in performance across competitors and partners, changes in laws and regulations affecting EEW’s business and the ability of EEW and the post-combination company to retain its management and key employees; (x) Pubco may not be able to implement business plans, forecasts, and other expectations after the completion of the Proposed Business Combination; (xi) EEW (and following the Proposed Business Combination, Pubco) will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xii) Pubco may experience difficulties in managing its growth and expanding operations; (xiii) Pubco may suffer cyber security or foreign exchange losses; (xiv) a potential public health crises may affect the business and results of operations of EEW (and following the Proposed Business Combination, Pubco) and the global economy generally; (xv) the effect of costs related to the Proposed Business Combination; (xvi) EEW’s limited operating history; (xvii) EEW depends on the sale of a small number of projects in its portfolio; (xviii) to be successful, EEW must continually source new projects, including the related properties and grid capacity; (xix) the solar industry has historically been cyclical and experienced periodic downturns; (xx) EEW’s expansion into new lines of business involves inherent risks and may not be successful; (xxi) EEW faces substantial competition in the markets for renewable energy, and many of its competitors are better established and have more resources; (xxii) EEW will need additional funding to complete its business plan, and it may fail to obtain this funding on reasonable sources or at all; (xxiii) EEW’s projects are subject to substantial regulation; (xxiv) EEW operates in many different jurisdictions and countries, which exposes it to complexity and risk; and (xxv) the predicted growth of renewable energy in general and solar energy in particular may not materialize. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CDAQ’s Quarterly Reports on Form 10-Q, the registration statement on Form F-4 and proxy statement/prospectus that will be filed by Pubco, and other documents filed by CDAQ and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and EEW and CDAQ assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of EEW, CDAQ or Pubco gives any assurance that any of EEW, CDAQ or Pubco will achieve its expectations.

Additional Information and Where to Find It

This press release relates to the Proposed Business Combination, but does not contain all the information that should be considered concerning the Proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the transaction. Pubco intends to file with the SEC a registration statement on Form F-4 relating to the transaction that will include a proxy statement of CDAQ and a prospectus of Pubco. When available, the definitive proxy statement/prospectus and other relevant materials will be sent to all CDAQ shareholders as of a record date to be established for voting on the Proposed Business Combination. CDAQ and Pubco also will file other documents regarding the Proposed Business Combination with the SEC. Before making any voting decision, investors and securities holders of CDAQ are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about CDAQ, EEW and the Proposed Business Combination.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CDAQ and Pubco through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by CDAQ and Pubco may be obtained free of charge by contacting its Chief Financial Officer, Nick Geeza, c/o Compass Digital Acquisition Corp., 195 US HWY 50, Suite 309, Zephyr Cove, NV, at (310) 954-9665.

Participants in the Solicitation

EEW, CDAQ and Pubco and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of CDAQ’s shareholders in connection with the Proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of CDAQ’s directors and officers in the Proposed Business Combination in CDAQ’s filings with the SEC, including CDAQ’s final prospectus in connection with its initial public offering, which was filed with the SEC on October 18, 2021 (the “IPO S-1”). To the extent that holdings of CDAQ’s securities have changed from the amounts reported in CDAQ’s IPO S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of CDAQ’s shareholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus on Form F-4 for the Proposed Business Combination, which is expected to be filed by Pubco with the SEC.

Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Proposed Business Combination. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about EEW, CDAQ and Pubco through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC that are referred to herein can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CDAQ, Pubco or EEW, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Investor Relations Contact:

Gateway Group

Cody Slach, Georg Venturatos

949-574-3860

CDAQ@gateway-grp.com